UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

American Tax Credit Properties III L.P.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	0-19217	13-3545006
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Richman Tax Credit Properties III L.P. 777 West Putnam Avenue
Greenwich, Connecticut 06830

(Address of Principal Executive Offices)
____________________

(203) 869-0900

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company _________

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2019, the General Partner of American Tax Credit Properties III L.P. (the “Partnership”), adopted a Plan of Liquidation of the Partnership (the “Plan of Liquidation”) pursuant to the terms of the Partnership’s Amended and Restated Agreement of Limited Partnership, dated June 13, 1990, as amended (the “Partnership Agreement”).  Under the Plan of Liquidation, the Partnership will (1) undertake to promptly sell, dispose of or otherwise liquidate all of its remaining assets, and (2) pay or make provision for payment of all Partnership obligations and liabilities, including the creation of a Liquidation Trust Account (as defined in the Plan of Liquidation) for the purpose of paying any liabilities, including any contingent or unforeseen liabilities.  The Partnership will then file a certificate of cancellation (the “Certificate of Cancellation”) with the Secretary of State of the State of Delaware (such filing, the “Cancellation”).

Pursuant to the Plan of Liquidation, as promptly as practicable following the Cancellation, the Liquidation Account Trustee (as defined in the Plan of Liquidation) shall make an initial determination of funds exceeding the amount that is reasonably necessary for the purpose of paying any liabilities, including any contingent or unforeseen liabilities.  The Liquidation Account Trustee shall make a distribution of any excess funds to the General Partner and the Limited Partners at the time of Cancellation in accordance with their respective ownership interests.  The Liquidation Account Trustee may make a similar determination and distribution from time to time during the term of the Liquidation Trust Account and shall make a final distribution of any funds remaining in the Liquidation Trust Account at the end of the term in like manner.

The foregoing description of the Plan of Liquidation is qualified by reference to the text of the plan, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item by reference.

Upon the filing of the Certificate of Cancellation, the Partnership will file a Form 15 deregistering its units under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Plan of Liquidation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2019
AMERICAN TAX CREDIT PROPERTIES III L.P.

By: Richman Tax Credit Properties III L.P., its General Partner

By: Richman Housing Credits Inc., its General Partner

/s/James Hussey
James Hussey
Chief Financial Officer